Exhibit 99.2
Precision Oncology through Synthetic Lethality August 2023

Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation. © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 2

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 3 ▪ Clinical stage precision oncology company developing novel synthetic lethality-based therapeutics in areas of high unmet need ◊ ATRN-119: ATR Inhibitor ◊ ATRN-1051: WEE1 Inhibitor ◊ Undisclosed DDR Inhibitor ▪ Synthetic lethality assets potentially differentiated from competitors ▪ Innovative platform technologies Aprea Therapeutics (NASDAQ: APRE) Precision Oncology via Synthetic Lethality in Defined Patient Populations Capital-efficient model and near-term clinical milestones drive compelling investment opportunity One Critical Pathway, Multiple Targets

Robust DNA Damage Response (DDR) Development Pipeline 1 ATRN-354 timeline and anticipated milestones subject to data from ATRN-119 clinical trial © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 4

Repli-Biom Proprietary Platform and Combination Approaches An Integrated Platform for Discovery of Novel SL Targets and Biomarkers 5 Drug response factor identification ▪ Repli-Biom platform is designed to identify factors that respond to drug treatment at the mechanistic site of drug action, the replication fork ▪ Repli-Biom shows potential to identify candidate biomarkers of therapeutic benefit as well novel SL targets ▪ Combination SL may permit lower doses and decreased rates of acquired resistance, potentially leading to durable responses in cancers with specific mutations © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Replication stress response factors Mutated in cancer Cell line sensitivity Patient survival analysis Biomarker prioritization

ATRN-119 ATR Inhibitor © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 6

ATR is the Master Regulator of DDR ▪ Defects in DDR lead to genomic instability and stalling of the replication fork ▪ ATR is activated by replication stress ▪ ATR Inhibition leads to replication fork collapse and cancer cell death ◊ Cancer cells with dysfunctional and/or dysregulated DDR are particularly sensitive to ATR inhibition ◊ Examples: Oncogenic RAS mutations, MYC overexpression, ATM mutations, BRCA1, BRCA2 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 7

▪ Nanomolar potency in vitro across a broad spectrum of cancer cell lines ▪ Based on pre-clinical studies, strong tumor control observed in vivo, including in challenging genetic backgrounds © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 8 Pre-clinical studies with ATRN-119 and ATRN-157 ATRN-119 Preclinical Profile N=4 female mice per group, ATRN-119 - 100 mg/kg/day P.O, ATRN-157 - 20 mg/kg/day SQ. ATRN-157 is an active metabolite identified in dogs receiving ATRN-119 P.O.. In vitro metabolism studies in dog and human hepatocytes and liver microsomes indicated formation of ATRN-157 in both species. Potency and selectivity of ATRN-157 was comparable to ATRN-119.

ATRN-119 + Olaparib: Regression of BRCA2-Deficient Ovarian (HGSOC) Tumors 9 ATRN-119 + Olaparib Inhibits Ovarian Tumor Growth Over Time ATRN-119 + Olaparib Shows Negligible Weight Loss Over Time © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre-clinical studies with ATRN-119 N=6-8 mice per group, ATRN-119 - 90 mg/kg P.O BID, Olaparib - 50 mg/kg/day P.O, ATRN-119+Olaparib at the same doses and schedules These data are potentially supportive of future potential clinical trials to evaluate the combination of a PARP inhibitor and ATRN-119

ATRN-119 is Potentially Differentiated from Other ATR Inhibitors ATRN-119 has shown the potential to be highly potent with high selectivity to limit off-target toxicity 10 Note: Head-to-head studies with ATRN-119 have not been conducted (1) Atrin data reported for HCT116 - Bcl/XL cell line; (2) Foote et al (2018), J Med Chem; (3) Lücking et al (2020), J Med Chem; (4) Roulston et al (2022) Mol Cancer Ther Summary: ▪ ATRN-119 is highly potent and selective to potentially limit off-target toxicity ▪ In pre-clinical studies, ATRN-119 has shown potential to have favorable tolerability profile On-Target Cellular IC50 (nM) Fold Difference in IC50 for Off-Target PIKK Inhibition ATR ATM DNA-PK mTOR Aprea: ATRN-119 (1) 4 > 600x > 2000x > 2000x AstraZeneca: AZD-6738 (2) 74 > 400x > 400x 70 – 310x Bayer: BAY 1895344 (3) 36 39x 9x 61x Repare/Roche: RP3500 (4) 0.33 > 20000x > 20000x 30x © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATR Landscape Drives Potential Competitive Advantage for ATRN-119

Current ATRs Structurally Similar in Core, Backbone, and Toxicity Profile



AZD-6738



BAY1895344



RP-3500

CAMOSERTIB

Parameter	AstraZeneca AZD6738 [1][2]	Bayer BAY1895344 [3]	Repare / Roche[4] RP-3500 [5]
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing [1]	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID [2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase [1]: **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** [1]: (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

(5) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.

11

ATRN-119 Daily Dosing Is Desirable Lack of daily dosing may contribute to formation of resistance © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 12 Cancer cell proliferation Drug “On” Drug “Off” Drug “On” Cancer cell death/ decreased rate of proliferation Continuous dosing Intermittent dosing Improved tolerability of an ATR inhibitor could potentially provide opportunities to expand the therapeutic window and administer higher doses on a continuous daily dosing schedule to potentially improve response rates and response duration

ATRN-119: Potential Best-in-Class Oral ATR Inhibitor
With Structurally Differentiated Core, Backbone, and Toxicity Profile



N
NH2
O
O
O=S
N
HN
O
R

Parameter	ATRN-119 [1]
Route Of Administration	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	continuous once-daily dosing (dose TBD in Phase 1) [1]
Hematological toxicities in preclinical studies	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development [2]

ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard-of-care therapies.

Note: ATRN-119 has not yet been tested clinically

(1) ATRN-119, Phase 1/2a Clinical Study Protocol

(2) Internal pre-clinical head-to-head tolerability study in male beagle dogs. ATRN-119 - 20 mg/kg/day for 7 days, followed by 40 mg/kg/day for 7 days and finally 50 mg/kg/day for 7 days, all P.O. Competitor ATRi- administered at a clinically equivalent dose range during 21 days, P.O. By day 4 of dosing, the dog receiving the competitor ATRi exhibited severe reduction in multiple blood cell lineages including reticulocytes. Continued dosing of competitor ATRi for three weeks resulted in significant reduction of white blood cells, red blood cells and hemoglobin levels, and was accompanied by severe body weight loss (-15%). For the dog receiving ATRN-119, reduced levels of reticulocytes and neutrophils were noted with prolonged treatment but remained within normal ranges and body weight changes were negligible (-2% to +4%).

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
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ATRN-119 Phase 1/2a Clinical Trial 14 Trial Objectives: • Primary: MTD / RP2D; safety; tolerability; PK • Secondary: ORR • Exploratory: PD; PK/PD relationships; bioavailability; predictive value of DDR biomarkers Patients with advanced solid tumors with at least one DDR mutation Part 1 : Dose Escalation MTD / RP2D Schedule: 28 days QD Part 2 : Expansion Patients with ATM protein loss ➢ ATM loss, indication agnostic Next-Generation Sequencing - DDR Panel ➢ Gynecological cancers (endometrial, ovarian and cervical) ➢ Prostate cancer ➢ Colon cancer ➢ Other cancers Patients with advanced solid tumors with at least one DDR mutation • NGS testing used to determine presence of DDR mutations/LOF • Patient selection is critical - Subjects may be enrolled with advanced solid tumor with at least one DDR mutation • Biomarkers with high likelihood for increased sensitivity to our lead drug candidate have been identified 3 + 3 design Dose 2 Dose 3 Dose 4 Dose 6 Dose 1 Dose 5 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATRN-1051 WEE1 Inhibitor 15 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

▪ Nanomolar anti-proliferative potency in vitro against multiple cancer cell lines ▪ Potent anti-tumor activity observed in vivo in an ovarian cancer xenograft model (CCNE1-amplified cell line) ATRN-1051 Has Demonstrated Potentially Compelling Anti-tumor Activity IND filing targeted by the end of 2023 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 16 Pre-clinical studies with ATRN-1051 N=7 mice per group, ATRN-1051, exploratory formulation - 30 mg/kg/day

ATRN-1051 is Potentially Differentiated from Other WEE1 Inhibitors © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 17 ATRN-1051 shows potential to be potent and structurally differentiated, with high selectivity to limit off-target toxicity Note: Head-to-head studies have not been conducted (1) Huang et al, (2021) J Med Chem (2) AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 On-Target IC50 (nM) Off-Target Inhibition at 1 mM (%) WEE1 PLK1 PLK2 PLK3 Aprea: ATRN-1051 2.2 17 33 12 Zentalis: ZN-c3 (1) 3.8 79 96 92 AstraZeneca: AZD-1775 (1)(2) 3.9 70 101 91 AZD-1775(1) ZN-c3

ATRN-1051 Preclinical Data Highlight Potentially Favorable PK Properties 18 ATRN-1051 (1) Zentalis ZN-c3 (2) AstraZeneca AZD-1775 (2) Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax, ng/mL 1460 1167 1997 5100 635 2460 4703 Tmax, hr 2.7 1 1 1 1 1 1 AUC0-24, ng*hr/mL 16739 4863 17088 39722 1494 6313 13408 Note: Head-to-head studies have not been conducted (1) Data from an exploratory formulation of ATRN-1051 administered to fasted Balb/c mice (2) Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Based on pre-clinical studies, ATRN-1051 shows potentially favorable drug exposure:

Intellectual Property © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 19

Four issued US patents protecting lead molecule and analogs ▪ Family 1: Ataxia Telengiectasia And Rad3-Related (ATR) Protein Kinase Inhibitors ◊ Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 ◊ Patents granted in AU, CA, CN, EP, IL, JP, MX, HK. National phase examinations ongoing in BR, IN, KR ◊ 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 ◊ 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 ◊ 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 ▪ Family 2: ATR inhibitors & methods of use ◊ Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 ◊ Issued on May 28, 2019 as U.S. Patent 10,301,324 ▪ Family 3: ATR inhibitor Pharmaceutical Composition and Methods: ◊ International application filed on Apr. 14th, 2023 ◊ Pharmaceutical formulation and composition of our lead molecule in the clinic ▪ Family 4: WEE1 inhibitor Pharmaceutical Compositions and Methods: ◊ International Application filed on Jun. 3rd, 2022 ◊ Composition of our lead WEE1 inhibitor compounds © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 20 Intellectual Property Portfolio Of DDR Inhibitors

Corporate Highlights & Milestones © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 21

Robust DDR Development Milestones © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 22 1 ATRN-354 timeline and anticipated milestones subject to data from ATRN-119 clinical trial

Corporate Summary and Recent Highlights © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 23 Robust synthetic lethality (SL) portfolio built in-house from foundational, proprietary DNA damage repair (DDR) platform ◊ Addressing critical unmet therapeutic needs for patients with genetically defined cancers. ▪ ATR Program: ATRN-119 ◊ Lead clinical candidate ATRN-119 is a potential best-in-class oral ATR inhibitor for the treatment of advanced solid tumors harboring defined mutations in DDR pathways. Currently enrolling patients into Phase 1/2a. ATRN-119 is structurally differentiated and has shown in pre-clinical studies to be potentially highly selective and exhibit a favorable tolerability profile. ▪ WEE1 Program: ATRN-1051 ◊ ATRN-1051 is a highly potent WEE1 inhibitor currently in IND-enabling studies. Preclinical findings show potentially favorable drug selectivity and exposure. ▪ Pipeline ◊ Additional undisclosed synthetic lethality assets show promising potential in novel oncology targets.

▪ Cash & Equivalents of $27.7.0 million as of June 30, 2023 ▪ Closed $4.9M (net) public offering in February 2023 ▪ Obtained $2.0 million non-dilutive funding via research grant from National Cancer Institute (NCI) © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 24 Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Securities Common Equivalents as of May 15, 2023 Preferred Stock (as converted) 28,112 Common Stock 3,736,673 Options 558,141 Restricted Stock Units 20,870 Fully Diluted Equivalents 4,343,796

Precision Oncology through Synthetic Lethality August 2023